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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003

                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         0-21571                                         13-3906555
 (Commission File Number)                     (IRS Employer Identification No.)

                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000

                                      None.
                 (Former address, if changed since last report.)

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ITEM 9.  REGULATION FD DISCLOSURE.

TMP Worldwide Inc. ("TMP") is furnishing herewith certain summary unaudited pro-forma information to aid current and potential investors who desire additional information concerning certain historical income and expense data, on a pro forma basis, reflecting the proposed spin-off of its eResourcing and Executive Search segments (Hudson Highland Group, Inc.). The summary unaudited pro forma information should be read in conjunction with our quarterly and annual consolidated financial statements and notes thereto, which are not included herein. The anticipated spin-off is expected to be in the form of a tax-free dividend to TMP shareholders.

Below are the pro forma commissions & fees and operating expenses for the quarterly and annual periods in the years ended December 31, 2002 and 2001, presenting the continuing operations of TMP as if the spin-off dividend had already occurred ("OldCo") and accounting for these segments on a stand alone basis for all periods presented; therefore essentially presenting the pro-forma financial information as if the spin-off had occurred on January 1, 2001.

Also separately stated are the operating results of the business units being spun-off. The results for these units are presented in a format consistent with their presentation within the TMP Financial Statements on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission.

The summary unaudited pro forma information has been derived from TMP's consolidated financial statements and does not purport to represent what TMP's results of operations would have been had the distribution occurred in the periods presented or to project our financial performance for any future period. The attached information is being provided in contemplation of the spin-off and does not represent the historical financial statements of TMP.

FORWARD LOOKING STATEMENTS

Please be advised that except for historical information, the information provided in this presentation constitutes forward-looking statements under applicable securities laws. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the company's strategic direction, prospects and future results. Certain factors, including factors outside of our control, may cause actual results to differ materially from those contained in the forward- looking statements, including economic and other conditions in the markets in which we operate, risks associated with acquisitions, competition, seasonality and other risks discussed in our Form 10-K and our other filings made with the Securities and Exchange Commission.

(All other items on this report are inapplicable.)

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                  TMP WORLDWIDE, INC AND SUBSIDIARIES ("OldCo")

                    PRO FORMA QUARTERLY FINANCIAL INFORMATION

                            (IN MILLIONS OF DOLLARS)

                                   (UNAUDITED)

                                                                            2002 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------
                                                       March 31,    June 30,    September 30,   December 31,   Total Year
                                                      -------------------------------------------------------------------
COMMISSIONS AND FEES                                  $    181.5   $    177.0   $       179.5   $      164.8   $    702.8
                                                      -------------------------------------------------------------------

SALARY AND RELATED                                          78.1         79.7            78.1           79.6        315.5

OFFICE AND GENERAL                                          40.6         41.5            36.2           41.0        159.3

MARKETING AND PROMOTION                                     27.7         31.8            37.7           31.1        128.3

AMORTIZATION OF INTANGIBLES                                  0.7          0.6             0.6            0.5          2.4

MERGER AND INTEGRATION                                       7.0         (2.3)              -           (1.5)         3.2

BUSINESS REORGANIZATION AND OTHER SPECIAL CHARGES              -         61.7             2.2           40.9        104.8

                                                      -------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   154.1        213.0           154.8          191.6        713.5
                                                      -------------------------------------------------------------------

OPERATING INCOME (LOSS)                               $     27.4   $    (36.0)  $        24.7   $      (26.8)  $    (10.7)
                                                      ===================================================================

                                                                            2001 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------
                                                       March 31,    June 30,    September 30,   December 31,   Total Year
                                                      -------------------------------------------------------------------
COMMISSIONS AND FEES                                       220.1        221.4           230.3          204.7   $    876.5
                                                      -------------------------------------------------------------------

SALARY AND RELATED                                          88.6         86.8            87.2           75.8        338.4

OFFICE AND GENERAL                                          50.2         41.1            46.0           41.2        178.5

MARKETING AND PROMOTION                                     48.9         51.3            37.2           39.2        176.6

AMORTIZATION OF INTANGIBLES                                  2.8          2.7             3.4            3.2         12.1

MERGER AND INTEGRATION                                       8.4         15.1             9.4           (3.6)        29.3

                                                      -------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   198.9        197.0           183.2          155.8        734.9
                                                      -------------------------------------------------------------------

OPERATING INCOME                                      $     21.2   $     24.4   $        47.1   $       48.9   $    141.6
                                                      ===================================================================

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                           HUDSON HIGHLAND GROUP, INC.

                    PRO FORMA QUARTERLY FINANCIAL INFORMATION

                            (IN MILLIONS OF DOLLARS)

                                   (UNAUDITED)

                                                                            2002 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------
                                                       March 31,    June 30,    September 30,   December 31,   Total Year
                                                      -------------------------------------------------------------------
COMMISSIONS AND FEES                                  $    109.3   $    113.9   $       104.6   $       84.0   $    411.8
                                                      -------------------------------------------------------------------

SALARY AND RELATED                                          85.9         81.8            76.4           79.7        323.8

OFFICE AND GENERAL                                          30.1         30.5            31.4           25.1        117.1

MARKETING AND PROMOTION                                      2.6          2.6             2.7            3.0         10.9

AMORTIZATION OF INTANGIBLES                                  0.2          0.2             0.2            0.2          0.8

MERGER AND INTEGRATION                                       5.8          1.2            (0.9)          (0.7)         5.4

BUSINESS REORGANIZATION AND OTHER SPECIAL CHARGES              -         52.7             0.4           20.4         73.5

                                                      -------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   124.6        169.0           110.2          127.7        531.5
                                                      -------------------------------------------------------------------

OPERATING LOSS                                        $    (15.3)  $    (55.1)  $        (5.6)  $      (43.7)  $   (119.7)
                                                      ===================================================================

                                                                            2001 THREE MONTHS ENDED
                                                      -------------------------------------------------------------------
                                                       March 31,    June 30,    September 30,   December 31,   Total Year
                                                      -------------------------------------------------------------------
COMMISSIONS AND FEES                                  $    157.1   $    162.2   $       130.8   $      121.4   $    571.5
                                                      -------------------------------------------------------------------

SALARY AND RELATED                                         109.9        109.0            92.6           85.6        397.1

OFFICE AND GENERAL                                          36.5         32.1            25.7           31.4        125.7

MARKETING AND PROMOTION                                      5.8          4.7             4.4            4.5         19.4

AMORTIZATION OF INTANGIBLES                                  3.1          3.5             4.1            3.6         14.3

MERGER AND INTEGRATION                                      11.8          6.4            10.8           14.2         43.2

                                                      -------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   167.1        155.7           137.6          139.3        599.7
                                                      -------------------------------------------------------------------

OPERATING INCOME (LOSS)                               $    (10.0)  $      6.5   $        (6.8)  $      (17.9)  $    (28.2)
                                                      ===================================================================

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TMP WORLDWIDE INC.
                                      (Registrant)


                                      By:  /s/ Michael Sileck
                                           -------------------------------------
                                           Michael Sileck
                                           Chief Financial Officer

Dated:  March 28, 2003